Raymond James 36 th Annual Institutional Investors Conference March 3-4, 2015 Exhibit 99.1

Forward Looking Statements

This material and any oral statements made in connection with this material include "forward-looking statements" within the meaning of the Securities Act of
1933 and the Securities Exchange Act of 1934.  Statements made which provide the Company’s or management’s intentions, beliefs, expectations or predictions for the future are forward-looking statements and are inherently uncertain. The opinions, forecasts, projections or other statements other than statements of historical fact, including, without limitation, plans and objectives of management of the Company are forward-looking statements.  It is important to note that actual results could differ materially from those discussed in such forward-looking statements.  Important factors that could cause actual results to differ materially include the risk factors and other cautionary statements contained from time to time in the Company’s SEC filings, which may be obtained by contacting the
Company or the SEC. These filings are also available through the Company’s web site at http://www.patenergy.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at
http://www.sec.gov.
We undertake no
obligation to publicly update or revise any forward-looking statement.  Statements made in this presentation include non-GAAP financial measures.  The required reconciliation to GAAP financial measures are included on our website and at the end of this presentation.

Patterson-UTI Energy is a leading provider of contract drilling and pressure pumping services 3

Contract Drilling
•
High quality fleet of land drilling
rigs including 149 APEX ® rigs
•
Leader in walking rig technology for
pad drilling applications
•
Large footprint across North
American drilling markets
Patterson-UTI reported results for the year ended December 31, 2014
4
Pressure
Pumping
41%
Oil &
Natural
Gas
1%
Contract
Drilling
58%
Components of Revenue

Pressure Pumping
•
High quality fleet of modern pressure
pumping equipment
•
A leader in natural gas bi-fuel
technology
•
Strong reputation for regional
knowledge and efficient operations
Patterson-UTI reported results for the year ended December 31, 2014
5
Pressure
Pumping
41%
Oil &
Natural
Gas
1%
Contract
Drilling
58%
Components of Revenue

Contract Drilling

Improved Performance
2008 - 2009
Total Baker Hughes U.S. Land Rig Count: -23%
Total PTEN U.S. Rig Count: - 46%
2014 - 2015
Total PTEN U.S. Rig Count: -28%
Total Baker Hughes U.S. Land Rig Count: -35%
Baker Hughes and Patterson-UTI U.S. Land Rig Counts as of February 27, 2015
0%
20%
40%
60%
80%
100%
120%
U.S. Rig Count Downturn
0%
20%
40%
60%
80%
100%
120%

A Rig Fleet Transformation 8 Mechanical Patterson-UTI Energy Total Rig Fleet Mechanical December 2009 Projected December 2015 Other Electric APEX® Other Electric APEX®

…and Expected as of December 31, 2015
APEX-XK 1500™
APEX-XK 1000™
APEX WALKING
®
APEX 1500
®
APEX 1000
®
Total APEX
®
Rigs
Class
APEX
®
Rigs as of March 3, 2015
53
4
49
44
11
161
12/31/2015
A leader in high specification drilling rigs
41
4
49
44
11
149
3/3/2015
APEX
®
Rig Fleet

Permian Basin
32 Rigs
Large Geographic Footprint
10
PTEN’s Active U.S. Land Drilling Rigs
as of February 27, 2015
Appalachia
35 Rigs
East Texas
14 Rigs
Mid-Continent
16 Rigs
South Texas
32 Rigs
Rockies
26 Rigs

Patterson-UTI Energy …the impact of APEX® rigs has been transformative!

Increasing APEX ® Drilling Activity 12 Active APEX ® Rig Count 0 20 40 60 80 100 120 140 160

PTEN Relative Active Rig Count by Rig Class 13 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% APEX® Other Electric Mechanical

Greater Stability of Utilization 14 APEX ® Rig Utilization 0% 20% 40% 60% 80% 100% 120%

Improving Average Rig Revenue Per Day

Patterson-UTI Total Average Rig Revenue Per Day
Excludes early-termination revenues during the third and fourth quarter of 2013 of $3,600 per day and $130 per day, respectively.
10,000
12,000
14,000
16,000
18,000
20,000
22,000
24,000
26,000

Adjusted EBITDA Contribution from High
Specification Rigs

Preferred rigs account for approximately
89% of Adjusted EBITDA in Contract Drilling
APEX® & Other Electric Mechanical
2010 2011 2012 2013 2014
Excludes early-termination revenues during the third and fourth quarter of 2013 of $62.8 million and $2.4 million, respectively.

Patterson-UTI Energy …the APEX® rig outlook remains strong!

18 U.S. Rig Count % by Drilling Type Continued Demand for APEX ® Rigs Source: Baker Hughes North America Rotary Rig Count 0% 10% 20% 30% 40% 50% 60% 70% 80% % Horizontal % Vertical

AC-powered rigs have increased as a
percentage of the horizontal rig count
Total U.S. Horizontal Rig Count by Power Type
Continued Demand for APEX
®
Rigs
Analysis from Patterson-UTI Energy based on data from RigData and company filings.
19
SCR
AC
Mechanical

Patterson-UTI Energy …Patterson-UTI is a technology leader!

APEX WALKING
®
Rigs
21
•
Capable of walking with drill pipe
and collars racked in the mast
•
Full multi-directional walking
capability
•
Walking times average 45 minutes
for 10’ – 15’ well spacing
http://patenergy.com/drilling/technology/apexwalk

Strong Demand for Pad Drilling
22
•
Pad drilling is contributing to
increasing rig efficiency
•
Pad drilling capable rigs are
highly utilized
•
Most new APEX
®
rigs are
expected to have walking
systems
http://patenergy.com/drilling/technology

APEX-XK™ Rig Walking on Pad 23 http://patenergy.com/drilling/technology/apexwalk/ Video of APEX-XK™ Rig 23

The APEX-XK
™
24
•
Enhanced mobility including more
efficient rig up and rig down
•
Greater clearance under rig floor for
optional walking system
•
Advanced environmental spill
control integrated into drilling floor
•
Minimized number of truck loads for
rig moves
•
Available in both 1500 HP and 1000
HP
http://patenergy.com/drilling/technology

Enhancing our Position in Pad Drilling 25 Walking Systems Can be Added to Any Rig in Our Fleet… …Allowing for True Multi-Directional Pad Drilling Capabilities 25

Enhancing our Position in Pad Drilling 26 http://patenergy.com/drilling/technology 26

Early Adopter of Natural Gas Engines 27 http://patenergy.com/drilling/technology 27

Using Natural Gas as a Fuel Source
28
•
First contract driller to use GE’s
Waukesha natural gas engines on
a modern land rig
•
54 rigs currently configured to use
natural gas as the primary fuel
source including 10 natural gas
powered rigs and 44 bi-fuel
capable rigs
•
We plan to add bi-fuel systems to
four contracted new APEX
®
rigs to
be completed in 2015
•
Natural gas powered rigs can
result in up to 80% lower fuel
costs
http://patenergy.com/drilling/technology

Pressure Pumping

Growing Pressure Pumping Business

Investments in Pressure Pumping…
…Have Increased Fleet Size and Quality
65
1,100
0
200
400
600
800
1000
1200
2006 2007 2008 2009 2010 2011 2012 2013 2014 June
2015E
Year End
Fracturing Horsepower Other Horsepower

Fracturing horsepower: 638,800
Other horsepower: 32,165
Fracturing horsepower: 303,800
Other horsepower: 54,700
A Significant Player in Regional Markets
Pressure Pumping Areas
31
Horsepower distribution as of December 31, 2014
32%
68%
Fracturing Horsepower
Southwest Region:
Northeast Region:

A Leader in Bi-Fuel Technology
•
Engines can burn a fuel mix
comprised of up to 70% natural
gas
•
Comparable torque and
horsepower to an all diesel engine
•
Reduces operating costs by
lowering fuel costs
•
Good for environmental
sustainability
http://patenergy.com/pressurepumping/services

A Leader in Bi-Fuel Technology 33 http://patenergy.com/pressurepumping/services 33

A Leader in Bi-Fuel Technology
34
•
One of the largest bi-fuel frac
fleets in the Marcellus
•
Approximately 1,800 stages
completed using natural gas as a
fuel source
•
Replaced approximately 1.2
million gallons of diesel with
cleaner burning natural gas
•
Eliminated 9.0 million pounds of
transportation loads on local
roads
http://patenergy.com/pressurepumping/services

Comprehensive Lab Services http://patenergy.com/pressurepumping/services 35

Financial Flexibility

Investing in Our Company

Capital Expenditures and Acquisitions
($ in millions)
2015 Capital expenditure forecast as of February 5, 2015
$598
$637
$445
$453
$976
$1,012
$974
$662
$1,229
$750
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015E

Strong Financial Position

•
History of returning capital to investors
–
Cash Dividend
•
Initiated cash dividend in 2004
•
Doubled quarterly cash dividend to $0.10 per share in
February 2014
–
Stock Buyback
•
Total of $857 million repurchased since 2005
•
Approximately $187 million remaining authorization as of
December 31, 2014
•
Returned approximately $1.3 billion to shareholders
since 2005

Strong Financial Position

Total Liquidity
($ in millions)
Liquidity defined as end of period cash plus availability under revolving line of credit
* Subsequent to December 31, 2014, we received an $82 million federal income tax refund.  The refund, along with other cash generated was used to repay $103 million outstanding under our revolving line of credit.  As of
February 10, 2015, availability under the revolving credit facility was $260 million.
2006 2007 2008 2009 2010 2011 2012 2013 2014 Pro Forma
2014*
Year End
Line of Credit Availability Cash

Strong Financial Position

Net Debt to Capital Ratio
$600 million of debt not due until at least 2020
* Subsequent to December 31, 2014, we received an $82 million federal income tax refund.  The refund, along with other cash generated was used to repay $103 million outstanding under our revolving line of credit.  As of
February 10, 2015, availability under the revolving credit facility was $260 million.
6%
2%
-4%
-2%
15%
13%
18%
14%
24%
22%
-10%
0%
10%
20%
30%
40%
50%
2006 2007 2008 2009 2010 2011 2012 2013 2014 Pro Forma
2014* Year End

Why Invest in Patterson-UTI Energy?
•
Continuing Transformation
– Committed to high-spec land rigs where
demand remains strong
– Creating value through focus on well
site execution
•
Technology leader
– Leader in walking rigs for pad drilling
– Innovator in use of natural gas as a fuel
source for both drilling and pressure
pumping
•
Financially flexible
– Strong balance sheet
– History of share buybacks
– Dividends

Raymond James 36 th Annual Institutional Investors Conference March 3-4, 2015

Contract Drilling Capital Expenditures and Acquisitions
($ in millions)
Investing in Our Drilling Rig Fleet
More than $5 billion invested since 2005
2015 Capital expenditure forecast as of February 5, 2015
$531
$540
$361
$395
$656
$785
$745
$505
$772
$525
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015E

Investing in Pressure Pumping

Pressure Pumping Capital Expenditures and Acquisitions
($ in millions)
More Than $1.4 billion invested since 2005
2015 Capital expenditure forecast as of February 5, 2015
$41
$48
$61
$43
$289
$198
$194
$123
$418
$200
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015E

Term Contract Coverage

Based on term contracts in place as of February 5, 2015
An average of 138 rigs expected under term contract in the first quarter of 2015
An average of 104 rigs expected under term contract during
2015
Drilling term contract revenue backlog of $1.5 billion at
December 31, 2014
Due to market conditions, we have received, and expect to
continue to receive, notice from some customers to
terminate term contracts.  The receipt of early termination
payments will result in earlier than planned cash inflows and reduced term contract revenue backlog.

Strong Financial Position
•
Total liquidity of approximately $200 million*
–
$43.0 million of cash at December 31, 2014
–
$157 million revolver availability at December 31, 2014*
•
$942.5 million net debt at December 31, 2014*
–
24.5% Net Debt/Total Capitalization*
–
$300 million of 4.97% Series A notes due October 5, 2020
–
$300 million of 4.27% Series B notes due June 14, 2022
–
$82.5 million of 5-year term loan
–
$303 million outstanding under revolving line of credit
•
No equity sales in last 14 years
•
Reduced share count by 26.0 million shares since 2005
46
* Subsequent to December 31, 2014, we received an $82 million federal income tax refund.  The refund, along with other cash generated was used to repay $103 million outstanding under our revolving line of credit.  As of
February 10, 2015, availability under the revolving credit facility was $260 million.

PATTERSON-UTI ENERGY, INC.
Non-GAAP Financial Measures (Unaudited)
(dollars in thousands)
Non-GAAP Financial Measures
47
Three Months Ended
December 31,
Twelve Months Ended
December 31,
2014 2013 2014 2013
Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization
(Adjusted EBITDA)(1):
Net income $ 57,583 $ 16,591 $ 162,664 $ 188,009
Income tax expense 41,216 9,475 91,619 108,432
Net interest expense 8,034 6,947 28,846 27,441
Depreciation, depletion, amortization and impairment 180,157 183,118 718,730 597,469
Adjusted EBITDA $ 286,990 $ 216,131 $1,001,859 $ 921,351
Total revenue $ 901,219 $ 658,772 $3,182,291 $2,716,034
Adjusted EBITDA margin 31.8% 32.8% 31.5% 33.9%
Adjusted EBITDA by operating segment:
Contract drilling $ 208,200 $ 172,178 $ 765,874 $ 704,990
Pressure pumping 78,763 45,757 236,676 217,228
Oil and natural gas 7,671 8,757 37,094 44,348
Corporate and other (7,644) (10,561) (37,785) (45,215)
Consolidated Adjusted EBITDA $ 286,990 $ 216,131 $1,001,859 $ 921,351
(1)
The company makes use of financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”) to help in the assessment of ongoing operating performance. These non-GAAP financial measures are reconciled to their most directly comparable GAAP measures in the tables above. We define Adjusted EBITDA as net income plus net interest expense, income tax expense and depreciation, depletion, amortization and impairment expense. We present Adjusted EBITDA because we believe it provides additional information with respect to both the performance of our fundamental business activities and our ability to meet our capital expenditures and working capital requirements. Adjusted EBITDA is not defined by GAAP and, as such, should not be construed as an alternative to net income (loss) or operating cash flow. We define margin as revenues less direct operating costs. We present margin because we believe it to be the component of our earnings most impacted by the variability in our contract drilling and pressure pumping operations. Margin is not defined by
GAAP and, as such, should not be construed as an alternative to net income (loss).

Non-GAAP Financial Measures

2014 2013 2012 2011 2010
Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization
(Adjusted EBITDA)(1):
Net income (loss) $ 162,664 $ 188,009 $ 299,477 $ 322,413 $ 116,942
Income tax expense (benefit) 91,619 108,432 176,196 187,938 72,856
Net interest expense (income) 28,846 27,441 22,196 15,465 11,098
Depreciation, depletion, amortization and impairment 718,730 597,469 526,614 437,279 333,493
Net impact of discontinued operations - - - (209) 1,778
Adjusted EBITDA $ 1,001,859 $ 921,351 $ 1,024,483 $ 962,886 $ 536,167
Total revenue $ 3,182,291 $ 2,716,034 $ 2,723,414 $ 2,565,943 $ 1,462,931
Adjusted EBITDA margin 31.5% 33.9% 37.6% 37.5% 36.7%
PATTERSON-UTI ENERGY, INC.
Non-GAAP Financial Measures (Unaudited)
(dollars in thousands)
The company makes use of financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”) to help in the assessment of ongoing operating performance. These non-GAAP financial measures are reconciled to their most directly comparable GAAP measures in the tables above.
We define Adjusted EBITDA as net income plus net interest expense, income tax expense and depreciation, depletion, amortization and impairment expense. We present
Adjusted EBITDA because we believe it provides additional information with respect to both the performance of our fundamental business activities and our ability to meet our capital expenditures and working capital requirements. Adjusted EBITDA is not defined by GAAP and, as such, should not be construed as an alternative to net income
(loss) or operating cash flow. We define margin as revenues less direct operating costs. We present margin because we believe it to be the component of our earnings most impacted by the variability in our contract drilling and pressure pumping operations. Margin is not defined by GAAP and, as such, should not be construed as an alternative to net income (loss).
(1)